UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ENTRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cash Acquisition By Thoma Bravo Transaction Update July 2009

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© Copyright Entrust, Inc. 2008 2
Today's Presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934, relating to the proposed Thoma Bravo transaction including the impact of a “no-vote” on the Company’s stock price, the expectation that the merger agreement will be terminated if a “no-vote” occurs, and other consequences if the Thoma Bravo transaction does not close, including the amount of the transaction-related fees payable by the Company. Such statements involve a number of risks and uncertainties. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: risks associated with uncertainty as to whether the transaction will be completed, costs and potential litigation associated with the transaction, the failure to obtain Entrust's stockholder approval, the failure of either party to meet the closing conditions set forth in the merger agreement, the extent and timing of regulatory approvals and the risk factors discussed from time to time by the company in reports filed with the Securities and Exchange Commission, as well as the risk factors detailed from time to time in Entrust’s periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation
Entrust’s Annual Report on Form 10-K and 10-Q for the fiscal quarter ended March 31, 2009. While Entrust may elect to update forward-looking statements in the future, Entrust specifically disclaims any obligation to do so, even if its estimates change.
This presentation does not constitute an offer of any securities for sale. In connection with the proposed merger transaction, Entrust has filed a proxy statement regarding the proposed merger transaction with the Securities and
Exchange Commission.  Investors and security holders are urged to read the proxy statement and other documents filed by Entrust with the SEC because they contain important information about Entrust and the proposed merger transaction. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents at the SEC’s website at
www.sec.gov.
The definitive proxy statement and other
relevant documents may also be obtained free of charge from Entrust by directing such requests to:  Entrust, Inc.,
5400 LBJ Freeway, Suite 1340, Dallas, Texas 75240, Attention:  Investor Relations.  Investors and security holders are urged to read the proxy statement and other relevant materials before making any voting or investment decisions with respect to the merger.

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© Copyright Entrust, Inc. 2008 3
Overview
• The Thoma Bravo-Entrust transaction was the result of an extensive and thorough exploration of strategic alternatives
• Thoma Bravo’s increased $2.00 per share all-cash offer provides immediate, certain and premium value to Entrust stockholders
• Entrust’s Board conducted an extensive and thorough “go-shop”
process – to date, no one has delivered a “superior proposal”
• $2.00 per share is Thoma Bravo’s “best and final” offer
• “No vote” expected to have a negative impact on stock price

© Copyright Entrust, Inc. 2008 4
Thoma Bravo’s Increased $2.00 Per Share Offer
(1 of 2)
• Thoma Bravo to acquire 100% of the outstanding shares for $2.00 per share in cash
– Increase of over 8% over the $1.85 per share cash purchase price previously contemplated
– Immediate and certain cash value for Entrust stockholders
– Total transaction value of approximately $124 million
• Premium to Entrust’s pre-deal stock price and historical trading prices
– 32% premium over Entrust average closing price during the 30 trading days ending April 9, 2009*
– 36% premium over Entrust average closing price during the 90 trading days ending April 9, 2009*
• $2.00 per share offer represents a meaningful premium to peer group
– Premium to peer 2009 and 2010 EBITDA and PE multiples
– Significant premium to LTM multiples
– Entrust has historically traded at a discount to peers
• Committed financing in place
– Equity and debt commitments previously obtained by Thoma Bravo remain
– No financing risk equity backstop from Thoma Bravo
* April 9, 2009 is the last trading day prior to the announcement of the original merger agreement entered into between Entrust and Thoma Bravo

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© Copyright Entrust, Inc. 2008 5
Thoma Bravo’s Increased $2.00 Per Share Offer
(2 of 2)
• Entrust’s Board of Directors approved amended merger agreement
– Eight directors voted to approve the amended merger agreement
– One director (Schloss) abstained
• Customary closing conditions
– No financing condition
– Transaction requires affirmative vote of 66 2/3% of the outstanding shares
– HSR clearance received
– Cash closing condition achievable
Thoma Bravo’s $2.00 Per Share Cash Offer is Compelling
and Represents Substantial Value for Entrust Stockholders

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© Copyright Entrust, Inc. 2008 6 6
Substantial Cash Premium
Source: Company filings, wall street research and Reuters consensus estimates as of July 10, 2009.
(1)  Represents contractually obligated long term lease obligation per Q2 2009.
(2)  Per Company’s preliminary earnings release on July 7, 2009. Expenses will have to be paid regardless of outcome of deal with Thoma Bravo
(3)  Trading day averages ending 4/9/09. Intraday low during period in which the original Thoma Bravo offer of $1.75 per share had been outstanding.
Entrust
Thoma Bravo Offer Price $2.00
Diluted Shares Outstanding (mm) 61.950
Equity Value $123.9
Plus: Total Debt
(1)
13.1
Less: Cash & Cash Equivalents (31.7)
Plus: Billed but Unpaid Deal Expenses
(2)
3.1
Enterprise Value $108.4
Valuation Summary
Financial Results Sales EBITDA P/E
LTM 6/30/09A $94.5 $10.4 $0.13
CY 2009E Street $94.1 $12.4 $0.15
CY 2010E Street $97.4 $14.4 $0.18
Valuation Multiples Sales EBITDA P/E
LTM 6/30/09A 1.15x 10.41x 15.38x
CY 2009E Street 1.15x 8.76x 13.70x
CY 2010E Street 1.11x 7.52x 11.43x
Offer Price Premium
(3)
Premium to 30-Trading Day Average $1.51 32.5%
Premium to 90-Trading Day Average $1.47 36.1%
Premium to Intraday Low $0.98 104.1%

© Copyright Entrust, Inc. 2008 7 7
Meaningful Premium to Peer Group
Source: Company filings, wall street research and Reuters consensus estimates.  Closing stock prices as of July 10, 2009.
Note: “NM“ denotes data that is not meaningful and “NA” denotes data is not available because of non-existence of research coverage.
(1) Uses 50% of ARS value in calculation of EV as these securities are not worth $0 and current market valuations have them on average well above 50% for liquidation value.
(2) Long term lease obligation of $13.1mm is treated as debt in calculation of Enterprise Value.  Cash balance of $31.7mm has been adjusted for billed, but unpaid deal expenses of $3.1mm per the company’s July 7, 2009 press release. These expenses will be paid regardless of outcome of deal with Thoma Bravo.
• Premium to EBITDA multiple of ~35% – 45%
• Premium to PE multiple of ~5% – 30%
– Premium is even larger when compared to larger peers who trade on PE
– Data for similarly sized peers less reliable as they don’t trade on PE multiple and have not consistently been profitable
Share Market Enterprise EBITDA ($) EPS ($) EBITDA (x) PE (x)
Price Cap Value LTM CY 2009E CY 2010E LTM CY 2009E CY 2010E LTM CY 2009E CY 2010E LTM CY 2009E CY 2010E
>$250mm in revenue
Symantec $15.59 $12,750 $12,809 $2,129 $2,367 $2,368 $1.57 $1.53 $1.59 6.0x 5.4x 5.4x 9.9x 10.2x 9.8x
CA 16.44 8,530 7,754 1,493 1,519 1,602 1.41 1.56 1.68 5.2 5.1 4.8 11.7 10.5 9.8
McAfee 40.73 6,328 5,651 556 564 610 2.15 2.34 2.63 10.2 10.0 9.3 18.9 17.4 15.5
Verisign 18.06 3,483 3,106 443 447 491 1.13 1.30 1.54 7.0 7.0 6.3 16.0 13.9 11.7
CheckPoint 22.37 4,669 3,371 453 465 492 1.82 1.89 2.09 7.4 7.2 6.8 12.3 11.8 10.7
Websense 15.59 690 726 80 128 133 1.39 1.29 1.44 9.1 5.7 5.5 11.2 12.1 10.8
>$250mm in Revenue Median: 7.2x 6.3x 5.9x 12.0x 12.0x 10.8x
<$250mm in revenue
Vasco $7.29 $273 $216 $29 $21 $25 $0.61 $0.38 $0.46 7.4x 10.1x 8.7x 11.9x 19.2x 15.8x
SonicWall 5.99 322 174 28 29 33 0.32 0.30 0.34 6.1 6.0 5.2 18.7 19.8 17.9
ActivIdentity 2.60 119 33 (4) NA NA (0.18) NA NA NM NM NM NM NM NM
Guidance 3.58 84 47 1 (6) (3) (0.30) (0.08) 0.06 NM NM NM NM NM NM
Sourcefire, Inc. 12.52 327 223 3 5 7 (0.05) 0.18 0.26 NM NM NM NM NM NM
<$250mm in Revenue Median: NM NM NM NM NM NM
Aggregate Median: 7.2x 6.5x 5.9x 12.1x 13.0x 11.3x
Entrust
(2)
$2.00 $124 $108 $10 $12 $14 $0.13 $0.15 $0.18 10.4x 8.8x 7.5x 15.4x 13.7x 11.4x
(1)

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© Copyright Entrust, Inc. 2008 8
Entrust Faces Significant Operational and Financial Challenges as
a Standalone Sub-Scale Public Company
• Recent performance
–
Entrust revenue declined over 10%
in first half of 2009
– Stock traded as low as $0.98 during LTM; traded at $1.55 three days prior to original merger announcement; and
traded under $1.50 two weeks prior
– 6 of 11 peers identified by Barclays have traded down since April 9th
• Volatile market conditions provide high risk to consistent quarterly execution
– Historically, third quarter represents most financial performance risk
• Continuing to transition product revenue
– New products trying to gain scale and market share against large incumbents
– PKI shifting to a subscription managed service offering which means revenue impacted downward
• Competitive pressures
– Key markets dominated by larger companies
– Entrust vulnerable to large and small competitors due to lack of scale across multiple product lines
• Cost cutting driving increased profitability, not revenue growth
• If transaction fails, Entrust will pay deal fees and expenses of between $5 - $6 million, or $0.08 - $0.10 per share

Entrust Securing Digital Identities & Information

120
100
80
60
40
20
0
Service
Product
2004
2005
2006
2007
2008
2008 1st Half
2009 1st Half

© Copyright Entrust, Inc. 2008 9
Mix Shift and Weak Services Flattening Growth Curve
$M
$91M
$98M
$95M
$100M
$100M
$50.3M
$45.0M
-11% Total
-4% Product
7% CAGR on
Software;
31% Growth
2% Total
CAGR;
10% Growth
Overall
Services
Flat

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© Copyright Entrust, Inc. 2008 10
20.1
22.3
10.8
15.2
14.8
6.8
7.3
0.9
1.6
9.7
6.0
3.6
2.5
1.0
3.5
4.5
5.5
7.3
9.6
4.6
5.9
4.8
5.8
9.4
7.9
10.4
4.8
3.6
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
2004 2005 2006 2007 2008 1st Half
2008
1st Half
2009
Public Key Infrastruture Public Key Infrastructure Info Protection SSL Risk Based Authentication
Product Transition: Growth Rate Flat as PKI Model Transitions
$mm
$29.3
$34.2
$35.5
$36.4
$38.4
$18.6
$17.7

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© Copyright Entrust, Inc. 2008 11
Increasingly Competitive Market Dynamics
Security Software Managed Services
Enterprise Software System Integrators/Networks
Entrust
Oracle
Cisco
Microsoft
CA
Verizon
SI’s
EMC
Verisign
Symantec
Local Vendors
Local Vendors
IBM
McAfee
Open Source
Checkpoint
HP
Microsoft
“SAAS”
Siemens
Thales
IBM
Open Source
Local Vendors

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© Copyright Entrust, Inc. 2008 12
Extensive and Thorough Board Process
• Board began formal process to evaluate strategic alternatives in September 2007; Thoma Bravo offer announced on April 13, 2009
• 30-day “go-shop” period allowed Entrust to consider and accept better offers
– From April 12 – May 13, 2009, Strategic Planning Committee of Entrust’s Board and Barclays Capital, the
Company’s independent financial advisor, actively initiated, solicited and encouraged submission of third-
party acquisition proposals
• In contact with 35 separate parties, including security software companies, diversified software, technology and industrial companies, and private equity firms
• 11 separate parties completed NDAs, met with Entrust management and were granted access to key company information
• Received highly-conditional and non-binding indications of interest from three separate parties (one private equity firm and two medium/small sized operating companies)
– Each indication of interest was subject to numerous conditions, including arranging financing and due diligence
– Entrust provided extensive due diligence materials to, and continued discussions and negotiations with, each of the three parties and their representatives
– None of the three parties provided sufficient information regarding intended financing plans
• No “Superior Proposals” were submitted
– None of the three parties put forth any proposal deemed to be superior
– Any interested party had 8 full weeks from announcement of the Thoma Bravo agreement until the originally scheduled Special Meeting of Stockholders and, to date, no one has delivered a superior proposal
After an Extensive and Thorough Board Process, the Thoma Bravo
Transaction Achieves the Highest Attainable Value for Stockholders

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→

© Copyright Entrust, Inc. 2008 13
$2.00 Per Share is Thoma Bravo’s “Best and Final” Offer
• Thoma Bravo’s increased $2.00 per share all-cash offer is “best and final” offer
• Merger Agreement will be terminated if a “no vote” occurs
– Entrust would continue as a standalone sub-scale public company, facing significant operational and financial challenges
– No other buyers emerged through “go-shop” there is no superior proposal
• Entrust is obligated to pay Thoma Bravo a $2 million fee if “no vote” is outcome
– Entrust will pay total deal fees and expenses of between $5 - $6 million if transaction does not close
• No “excluded party” under amended merger agreement
– If Entrust enters into an agreement with any third party within 12 months of termination of the
Thoma Bravo agreement, Entrust is obligated to pay Thoma Bravo ~$5 million
Thoma Bravo’s $2.00 Per Share Cash Offer Represents the Best
Outcome Available to Entrust Stockholders

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© Copyright Entrust, Inc. 2008 14
Summary
• The Thoma Bravo-Entrust transaction was the result of an extensive and thorough exploration of strategic alternatives
• Thoma Bravo’s increased $2.00 per share all-cash offer provides immediate, certain and premium value to Entrust stockholders
• Entrust’s Board conducted an extensive and thorough “go-shop”
process – to date, no one has delivered a “superior proposal”
• $2.00 per share is Thoma Bravo’s “best and final” offer
• “No vote” expected to have a negative impact on stock price
Entrust’s Board of Directors Recommends that All Stockholders
Vote “FOR” the Thoma Bravo Transaction